Filed pursuant to Rule 497(a)

Registration No. 333-278414

Rule 482ad

Kayne Anderson BDC, Inc. Prices Initial Public Offering

CHICAGO, IL — May 21, 2024 — Kayne Anderson BDC, Inc. (“KBDC”), a business development company externally managed by its investment adviser, KA Credit Advisors, LLC, has priced its initial public offering of 6,000,000 shares of its common stock at $16.63 per share. KBDC’s shares of common stock are expected to begin trading on the New York Stock Exchange on May 22, 2024 under the symbol “KBDC.” KBDC also granted the underwriters an option to purchase up to an additional 900,000 shares of its common stock. The closing of the offering is subject to customary closing conditions, and the shares are expected to be delivered on or about May 24, 2024.

KBDC intends to use the net proceeds from this offering to pay down some or all of its borrowings under credit facilities.

Morgan Stanley, BofA Securities, Wells Fargo Securities and RBC Capital Markets acted as lead joint book-running managers for the offering. UBS Investment Bank and Keefe, Bruyette & Woods, A Stifel Company, acted as joint book-running managers for the offering. SMBC Nikko, Regions Securities LLC, Academy Securities, and Ramirez & Co., Inc. acted as co-managers for the offering.

A registration statement relating to these securities was filed with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective on May 21, 2024.

Investors are advised to carefully consider the investment objective, risks and charges and expenses of KBDC before investing. The preliminary prospectus, dated May 13, 2024, contains this and other information about KBDC and should be read carefully before investing. The information in the registration statement is not complete and may be changed.

This press release will not constitute an offer to sell or the solicitation of an offer to buy the securities described above nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such state or jurisdiction. Offers of these securities are made only by means of the prospectus. The SEC has not approved or disapproved these securities or passed upon the adequacy of the preliminary prospectus. Any representation to the contrary is a criminal offense.

The offering of these securities is being made only by means of a prospectus , copies of which may be obtained from: Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, New York 10014, Attn: Prospectus Department; BofA Securities, NC1-022-02-25, 201 North Tryon Street, Charlotte, North Carolina 28255, Attn: Prospectus Department, email: dg.prospectus_requests@bofa.com; Wells Fargo Securities, 90 South 7th Street, 5th Floor, Minneapolis, MN 55402, at 800-645-3751 (option #5) or email a request to WFScustomerservice@wellsfargo.com; or RBC Capital Markets, 200 Vesey Street, 8th Floor, New York, NY 10281, Attn: Prospectus Department by telephone at 877-822-4089 or by email at equityprospectus@rbccm.com.

About Kayne Anderson BDC, Inc.

Kayne Anderson BDC, Inc. is a business development company (“BDC”) that invests primarily in first lien senior secured loans, with a secondary focus on unitranche and split-lien loans to middle market companies. KBDC is externally managed by its investment adviser, KA Credit Advisors, LLC, an indirect controlled subsidiary of Kayne Anderson Capital Advisors, L.P., a prominent alternative investment management firm. KBDC has elected to be regulated as a BDC under the Investment Company Act of 1940, as amended (“1940 Act”). KBDC’s investment objective is to generate current income and, to a lesser extent, capital appreciation.

Certain information contained herein may constitute “forward-looking statements” that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about KBDC, its current and prospective portfolio investments, its industry, its beliefs and opinions, and its assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond KBDC’s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including, without limitation, the risks, uncertainties and other factors identified in KBDC’s filings with the SEC. All forward-looking statements speak only as of the date of this press release. KBDC does not undertake any obligation to update or revise any forward-looking statements or any other information contained herein, except as required by applicable law.

Contact investor relations at kaynebdc@kaynecapital.com.